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                                                                    Exhibit 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Pinnacle Entertainment, Inc. of our report on the financial statements of Pinnacle Entertainment, Inc., dated February 5, 2001, appearing in the Annual Report on Form 10-K of Pinnacle Entertainment,Inc. for the fiscal year ended December 31, 2000.


         /s/ Arthur Anderson LLP
         ARTHUR ANDERSEN LLP

         Los Angeles, California
         June 4, 2001